Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

Monthly Operating Report For the Period

July 1, 2017 to July 31, 2017

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a
Schedule of Cash Disbursements by Legal Entity and Estimated Trustee Fees	MOR-1b
Schedule of Professional Fees Paid	MOR-1c
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Consolidated Aging of Accounts Payable not Subject to Comprise	MOR-4
Accounts Receivable Reconciliation and Aging	MOR-5
Debtor Questionaire	MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Quinn P. Fanning	August 25, 2017
Signature of Authorized Individual*	Date

Quinn P. Fanning	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Signatory is duly authorized by the Debtors to sign this monthly operating report.

Cover Page

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

General Notes

This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with obligations to provide monthly operating reports currently during these Chapter 11 Cases. The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This MOR is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data. Since the financial statements and supplemental information contained herein are unaudited and preliminary, they might not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”), or with the requirements of the Securities and Exchange Commission, in all material respects.

Finalization of the month-end close process for July 2017 has not occurred. Financial reporting herein reflects activity recorded in the general ledger of each legal entity during the period July 1, 2017, through July 31, 2017 as of August 16, 2017, which is the date that substantially all financial information was derived from the Company’s systems in order to meet the MOR filing deadline with the U.S. Trustee. Thus, the financial information herein does not give effect to all entries associated with the typical month-end close processes. Additionally, as it relates to the July 31, 2017 occurrence of the Effective Date of the Debtors’ confirmed plan of reorganization (Docket #435), journal entries to reflect reorganization items and fresh start accounting have not yet been posted as they are still pending approval at the time of this MOR. As such, all figures herein are preliminary and subject to adjustments in the normal course of preparing monthly financial information for both internal and external audiences.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

GENERAL:

General Methodology: The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

Reservation of Rights: Given the complexity of the Debtors’ business, inadvertent errors, or omissions may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary.

Liabilities Subject to Compromise (“LSTC”): As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Financial Accounting Standards Board Accounting Standards Codification 852, (Reorganizations) (“ASC852”) requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. Currently, as set forth in the Debtors’ Plan of Reorganization, among the LSTC are bank debt and notes owed by Tidewater Inc., accrued but unpaid interest, a reserve for damages associated with the rejection of sale leaseback agreements, and a reserve for the make-whole provision related to the notes.

Reorganization Items: ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

Cash Management: The Debtors utilize a centralized cash management system (the “Cash Management System”) to operate their businesses in the ordinary course. The Cash Management System has several main components: (i) cash collection, including the collection of payments made to the Debtors and certain Non-Debtor Affiliates from revenue generated in the ordinary course of business; (ii) cash transfers among the Debtors and Non-Debtor Affiliates; and (iii) cash disbursements that fund the Debtors’ and Non-Debtor Affiliates’ business operations and debt obligations.

The Cash Management System is comprised of 133 bank accounts (each, a “Bank Account” and, collectively, the “Bank Accounts”) maintained at various banks (each, a “Bank” and, collectively, the “Banks”) in the United States (25 Bank Accounts, of which 20 are owned by Debtors) and internationally (108 Bank Accounts). Funds are transferred between Debtor and Non-Debtor Affiliate Bank Accounts in the ordinary course of business to satisfy accounts payable, including taxes, employee payroll, and other important operational expenses.

Collections: Tidewater Inc.’s senior management is primarily responsible for administration of the Cash Management System. Accordingly, Tidewater Inc. serves as the “central banker” and collects revenue generated by the Debtors and certain Non-Debtor Affiliates, which funds are deposited into a Bank Account ending in 7517 (the “Global Master Account”) owned by Tidewater Inc. and maintained at JPMorgan Chase Bank (“JPM”). Although administration of the Cash Management System is ultimately subject to the control of the management of Tidewater Inc., several of the Debtor and Non-Debtor Affiliates maintain control over the administration of their own deposit accounts.

Disbursements: Funds required to pay the Debtors’ operational expenses are transferred from the Global Master Account: (i) directly to the ultimate payee; (ii) to other Bank Accounts owned by Tidewater Inc.; or (iii) Bank accounts owned by Tidewater Marine, L.L.C., a Debtor operating subsidiary.

Intercompany Transactions: Intercompany transactions occur when, among other things, (i) funds are transferred between and among the Debtors and the Non-Debtor Affiliates, (ii) customers of Non-Debtor Affiliates make payments directly to Tidewater Inc., and (iii) Tidewater Inc. settles liabilities on behalf of Non-Debtors Affiliates. All Intercompany Transactions between Tidewater Inc. and any Non-Debtor Affiliate are ultimately aggregated into a single Intercompany Claim between Tidewater Inc. and Non-Debtor Affiliate Tidewater Marine International, Inc.

GENERAL NOTES

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

Notes to MOR Forms

Notes to MOR 1a - Bank Reconciliations:

All of the Debtors’ bank balances as of July 31, 2017 have been reconciled in an accurate and timely manner, or are in the process of being reconciled in accordance with the Debtor’s policies with respect to internal controls.

Notes to MOR-1b - Schedule of Disbursements by Legal Entity:

Debtors have, on a timely basis, disbursed $153.1 million for postpetition amounts and prepetition amounts payable under one or more orders entered by the Bankruptcy Court for the period of July 1, 2017 through July 31, 2017. This amount includes $122.8 million of distributions made to creditors pursuant to the Plan of Reorganization. Due to their voluminous nature, in lieu of providing copies of the cash disbursements schedules in this MOR, such copies are available for inspection upon request by the Office of the United States Trustee.

Notes to MOR-4 - Status of Post-Petition Taxes:

All of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immatetial late filings or payments) all related required post-petition tax payments.

MOR NOTES

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-1: CONSOLIDATED STATEMENT OF CASH FLOWS

($ in Thousands)

	July 1, 2017 to July 31, 2017
	Operating Cash	Other (1)	Total
Beginning Cash Balance - Debtors	$75	$17,976	$18,051	(2)

Total Cash Receipts	21,083	—	21,083

Debtor Cash Disbursements to Creditors Pursuant to POR	(122,807)	—	(122,807)
Debtor Cash Disbursements re: Debtor Liabilities	(7,734)	—	(7,734)
Debtor Cash Disbursements re: Non-Debtor Liabilities	(5,878)	—	(5,878)

Total Cash Disbursements	(136,419)	—	(136,419)

Debtors’ Net Cash Flow	(115,336)	—	(115,336)
Transfers-in from Non-Debtors	552,522	—	552,522	(3)
Transfers-out to Non-Debtors	(16,734)	—	(16,734	)(4)

Net Intercompany Transfer Activity	535,788	—	535,788

Ending Cash Balance - Debtors	$420,527	$17,976	$438,503

Memo: Build up of Consolidated Cash Balances
Ending Cash Balance - Debtors (per above)			$438,503
Plus: Operating Cash at Non-Debtors, End of Period			41,166
Plus: Cash & Equivalents at Non-Debtor Tidewater Marine International, Inc.			100,012

Adj. Ending Cash Balance - Combined Debtors & Non-Debtors			$579,682

Notes:

1)	Cash and securities for the Supplemental Executive Retirement Plan (SERP) and Supplemental Savings Plan (SSP) and cash security for letters of credit.
2)	While the June MOR ending Operating Cash balance was $31k based on preliminary figures available prior to completion of the full month-end close process, the Debtors’ final ending cash balance at 6/30/2017 was $75k as shown above.
3)	Primarily related to repatriation of cash and equivalents pursuant to the Plan of Reorganization (POR).
4)	Primarily related to Tidewater Crewing Ltd. (payroll) and various other Non-Debtor entities.

MOR-1

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-1a: BANK RECONCILIATIONS

($ Whole)

DEBTOR	BANK NAME	Account Description	Acct Number (last 4 digits only)	GL Balance
Tidewater Inc.	JPMorgan Chase	Funding (Global Master Account)	7517	$75,265,420
Tidewater Inc.	JPMorgan Chase	L/C Security Account / Deposit Account	7808	$2,118,616
Tidewater Inc.	JPMorgan Chase	Distribution Account	3440	$—
Tidewater Inc.	JPMorgan Chase	Payroll Tax Account	1694	$8,903
Tidewater Inc.	Bank of America Merrill Lynch	Equity Award Account	2396	$3,347
Tidewater Marine, L.L.C.	JPMorgan Chase	Payroll Account	1128	$—
Tidewater Inc.	Whitney National Bank	Payroll Account	8342	$66,021
Tidewater Inc.	JPMorgan Chase	Utility Adequate Assurance Account	9951	$33,075
Tidewater Marine International Dutch Holdings, L.L.C.	JPMorgan Chase	Legal Requirement	5233	$—
Tidewater Inc.	JPMorgan Chase	Political Action Committee	4000	$—
Tidewater Inc.	Northern Trust	L/C Security Account	2838	$1,060,620
Tidewater Inc.	Bank of America, N.A.	SSP Account	6D34	$6,168,818
Tidewater Inc.	Comerica & UBS	SERP Account	Various (8 accounts)	$8,746,333	(1)(2)

Total Cash Balance - Debtors				$93,471,153

Memo: Reconciliation to Operating Cash at Debtors
Total Cash Balance - Debtors (per above)	$93,471,153
Less: L/C Security Account (included in A_7808 above)	(2,000,000)
Less: L/C Security Account (A_2838 above)	(1,060,620)
Less: SSP (per above)	(6,168,818)
Less: SERP (per above)	(8,746,333)
Plus: Marketable Securities at Debtor	345,032,071 (3)

Operating Cash at Debtors (per MOR-1)	$420,527,454

Memo: Build up of Consolidated Cash Balances
Operating Cash at Debtors (per MOR-1)	$420,527,454
Plus: Restricted Cash at Debtors	17,975,771

Total Cash Balance - Debtors (per above)	438,503,224
Plus: Operating Cash at Non-Debtors, End of Period	41,166,334
Plus: Cash & Equivalents at Non-Debtor Tidewater Marine International, Inc.	100,012,444 (3)

Adj. Ending Cash Balance - Combined Debtors & Non-Debtors	$579,682,003

Notes

1)	Certain cash accounts may include marketable securities considered to be cash equivalents.
2)	The dollar amount reflecting the value of investments in the Debtors’ Supplemental Executive Retirement Plan (“SERP”) is reported in a single general ledger line item. However, the amount is comprised of eight (8) accounts at Comerica (2 accounts) and UBS (6 accounts). SERP Accounts at Comerica include accounts ending 2042 and 2051. SERP Accounts at UBS include accounts ending in 2146, 2102, 2103, 2104, 2114, 2117.
3)	Pursuant to the Debtor’s confirmed Plan of Reorganization, the company repatriated and transferred to Debtor accounts cash and equivalents previously held by Tidewater non-debtor subsidiaries in offshore accounts.

MOR-1a

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-1b: SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY

#	Debtor Entity	Bankruptcy Case Number	Disbursements
1	Cajun Acquisitions, LLC	17-11135 (BLS)	$—
2	Gulf Fleet Supply Vessels, L.L.C.	17-11136 (BLS)	$—
3	Hilliard Oil & Gas, Inc.	17-11141 (BLS)	$—
4	Java Boat Corporation	17-11137 (BLS)	$—
5	Pan Marine International Dutch Holdings, L.L.C.	17-11140 (BLS)	$—
6	Point Marine, L.L.C.	17-11144 (BLS)	$—
7	Quality Shipyards, L.L.C.	17-11143 (BLS)	$—
8	SOP Inc	17-11139 (BLS)	$—
9	Tidewater Corporate Services, L.L.C.	17-11134 (BLS)	$—
10	Tidewater GOM, Inc.	17-11152 (BLS)	$—
11	Tidewater Inc.	17-11132 (BLS)	$151,101,071	(1)
12	Tidewater Marine Alaska, Inc	17-11142 (BLS)	$—
13	Tidewater Marine Fleet, LLC	17-11154 (BLS)	$—
14	Tidewater Marine Hulls, LLC	17-11157 (BLS)	$236,227
15	Tidewater Marine International Dutch Holdings, L.L.C.	17-11147 (BLS)	$—
16	Tidewater Marine Sakhalin, L.L.C.	17-11146 (BLS)	$—
17	Tidewater Marine Ships, LLC	17-11155 (BLS)	$48,985
18	Tidewater Marine Vessels, LLC	17-11158 (BLS)	$—
19	Tidewater Marine Western, Inc.	17-11133 (BLS)	$—
20	Tidewater Marine, L.L.C.	17-11138 (BLS)	$1,708,834
21	Tidewater Mexico Holding, L.L.C.	17-11145 (BLS)	$—
22	Tidewater Subsea ROV, L.L.C.	17-11156 (BLS)	$—
23	Tidewater Subsea, L.L.C.	17-11151 (BLS)	$24,756
24	Tidewater Venture, Inc.	17-11149 (BLS)	$—
25	Twenty Grand (Brazil), L.L.C.	17-11148 (BLS)	$—
26	Twenty Grand Marine Service, L.L.C.	17-11150 (BLS)	$5,623
27	Zapata Gulf Marine L.L.C.	17-11153 (BLS)	$28,075

	Total		$153,153,571	(2)(3)

Notes

1)	Primarily reflects $122.8 million in distributions made to creditors pursuant to the Plan of Reorganization, and additional amounts related to payroll.
2)	Disbursements by Tidewater Inc. relate to obligations of both the Debtor and Non-Debtor entities of the Company.
3)	Disbursements from Debtor #2, #6, #23, #26, and #27 above were made from bank accounts owned by Tidewater Inc. (#11) or Tidewater Marine, L.L.C. (#20) in accordance with the cash management system.

MOR-1b

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR 1c: SCHEDULE OF RETAINED PROFESSIONALS FEES AND EXPENSES PAID

($ Whole)

		Period	Payment	Amount Paid	Case-To-Date
Payee	Role in the Case	Covered	Date(s)	Total	Total
EPIQ BANKRUPTCY SOLUTIONS	Bankruptcy Administration Agent	July 2017	7/21/2017	$131,528	$131,528

			Total	$131,528	$131,528

MOR-1c

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from July 1, 2017 through July 31, 2017

($ Whole)

	Cajun Acquisitions, LLC	Gulf Fleet Supply Vessels, L.L.C.	Hilliard Oil & Gas, Inc.	Java Boat Corporation	Pan Marine International Dutch Holdings, L.L.C.	Point Marine, L.L.C.
Revenue	—	287,237	—	—	—	49,068

Vessel operating expense	—	10,447	—	—	—	6,717
General and administrative	—	—	—	—	—	42,500
Vessel operating leases	—	—	—	—	—	—
Depreciation and amortization	—	225,083	—	—	—	227,974
(Gain)/loss on asset dispositions	—	—	—	—	—	14,702
Asset impairments	—	—	—	—	—	—

Operating Expenses	—	235,530	—	—	—	291,893

Other (income)/expense:
Foreign exchange gain/loss	—	—	—	—	—	(1)
Interest and other income	—	(261,001)	—	—	—	(98,994)
Interest and debt costs	—	—	—	—	—	—
Reorganization items	—	—	—	—	—	—

Other (income)/expense	—	(261,001)	—	—	—	(98,995)

Loss before income tax	—	312,708	—	—	—	(143,830)
Income Tax	—	5,078	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	—	307,630	—	—	—	(143,830)

Notes

1)	All information contained herein is unaudited and subject to future adjustment.
2)	Amounts included in the statement of operations represent activity recorded in each legal entity’s general ledger during the period July 1, 2017, through July 31, 2017, and are preliminary and subject to adjustments in the normal course of the preparation of internal monthly financial information. In particular, as it relates to the July 31, 2017 occurrence of the Effective Date of the Debtors’ confirmed Plan of Reorganization, journal entries to reflect reorganization items and fresh start accounting have not yet been posted as they are still pending approval at the time of this MOR
3)	Reorganization items are primarily comprised of professional fees during the period associated with the Debtors’ chapter 11 cases.

MOR-2

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from July 1, 2017 through July 31, 2017

($ Whole)

	Quality Shipyards, L.L.C.	SOP Inc.	Tidewater Corporate Services, L.L.C.	Tidewater GOM, Inc.	Tidewater Inc.	Tidewater Marine Alaska, Inc
Revenue	—	—	—	523,064	—	—

Vessel operating expense	—	—	—	15,721	—	—
General and administrative	—	—	—	—	2,397,264	—
Vessel operating leases	—	—	—	—	—	—
Depreciation and amortization	—	—	—	288,455	163,111	—
(Gain)/loss on asset dispositions	—	—	—	—	—	—
Asset impairments	—	—	—	—	—	—

Operating Expenses	—	—	—	304,176	2,560,375	—

Other (income)/expense:
Foreign exchange gain/loss	—	—	—	—	31,656	—
Interest and other income	(536)	—	—	(207,622)	1,300,560	—
Interest and debt costs	—	—	—	—	—	—
Reorganization items	—	—	—	—	18,584,566	—

Other (income)/expense	(536)	—	—	(207,622)	19,916,782	—

Loss before income tax	536	—	—	426,510	(22,477,158)	—
Income Tax	—	—	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	536	—	—	426,510	(22,477,158)	—

MOR-2

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from July 1, 2017 through July 31, 2017

($ Whole)

	Tidewater Marine Fleet, LLC	Tidewater Marine Hulls, LLC	Tidewater Marine International Dutch Holdings, L.L.C.	Tidewater Marine Sakhalin, L.L.C.	Tidewater Marine Ships, LLC	Tidewater Marine Vessels, LLC
Revenue	1,198,312	234,327	—	—	339,107	609,459

Vessel operating expense	16,485	15,399	—	—	11,820	14,509
General and administrative	—	—	—	—	—	—
Vessel operating leases	—	—	—	—	—	—
Depreciation and amortization	633,632	408,585	—	—	335,684	671,760
(Gain)/loss on asset dispositions	—	—	—	—	—	—
Asset impairments	—	—	—	—	—	—

Operating Expenses	650,117	423,984	—	—	347,504	686,269

Other (income)/expense:
Foreign exchange gain/loss	3,461	(125)	—	—	—	—
Interest and other income	(503,312)	(280,625)	—	—	(462,933)	(423,989)
Interest and debt costs	—	—	—	—	—	—
Reorganization items	—	—	—	—	—	—

Other (income)/expense	(499,851)	(280,750)	—	—	(462,933)	(423,989)

Loss before income tax	1,048,046	91,092	—	—	454,536	347,179
Income Tax	—	—	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	1,048,046	91,092	—	—	454,536	347,179

MOR-2

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from July 1, 2017 through July 31, 2017

($ Whole)

	Tidewater Marine Western, Inc.	Tidewater Marine, L.L.C.	Tidewater Mexico Holding, L.L.C.	Tidewater Subsea ROV, L.L.C.	Tidewater Subsea, L.L.C.	Tidewater Venture, Inc.
Revenue	—	2,275,313	—	156,587	(92,190)	—

Vessel operating expense	—	2,098,794	—	—	55,623	—
General and administrative	—	402,174	—	—	53,041	—
Vessel operating leases	—	61,003	—	—	—	—
Depreciation and amortization	—	19,300	—	116,226	—	—
(Gain)/loss on asset dispositions	—	—	—	—	—	—
Asset impairments	—	—	—	—	—	—

Operating Expenses	—	2,581,271	—	116,226	108,663	—

Other (income)/expense:
Foreign exchange gain/loss	—	(17,293)	—	—	—	—
Interest and other income	—	832,714	—	(24,828)	(2,499)	—
Interest and debt costs	—	—	—	—	—	—
Reorganization items	—	—	—	—	—	—

Other (income)/expense	—	815,421	—	(24,828)	(2,499)	—

Loss before income tax	—	(1,121,379)	—	65,189	(198,355)	—
Income Tax	—	—	—	—	—	—

Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to Tidewater Inc.	—	(1,121,379)	—	65,189	(198,355)	—

MOR-2

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-2 STATEMENTS OF OPERATIONS (Income Statements)

For the Period from July 1, 2017 through July 31, 2017

($ Whole)

	Twenty Grand (Brazil), L.L.C.	Twenty Grand Marine Service, L.L.C.	Zapata Gulf Marine L.L.C.	Total Debtor	Total Non-Debtor	Consolidated
Revenue	—	49,278	—	5,629,561	30,485,838	36,115,400

Vessel operating expense	—	2,708	8,890	2,257,113	28,842,872	31,099,985
General and administrative	—	1,298	—	2,896,277	5,427,957	8,324,233
Vessel operating leases	—	—	—	61,003	562,239	623,242
Depreciation and amortization	—	64,830	37,591	3,192,230	7,967,344	11,159,574
(Gain)/loss on asset dispositions	—	(236,339)	—	(221,637)	(150,000)	(371,637)
Asset impairments	—	—	—	—	—	—

Operating Expenses	—	(167,504)	46,481	8,184,986	42,650,412	50,835,397

Other (income)/expense:
Foreign exchange gain/loss	—	—	—	17,699	2,045,848	2,063,547
Interest and other income	—	(291,769)	(70,393)	(495,227)	(502,923)	(998,149)
Interest and debt costs	—	—	—	—	388,661	388,661
Reorganization items	—	—	—	18,584,566	104,611	18,689,177

Other (income)/expense	—	(291,769)	(70,393)	18,107,038	2,036,197	20,143,235

Loss before income tax	—	508,551	23,912	(20,662,463)	(14,200,770)	(34,863,233)
Income Tax	—	—	2,168	7,246	1,243,152	1,250,399

Net income attributable to noncontrolling interests	—	—	—	—	(23,984)	(23,984)
Net income (loss) attributable to Tidewater Inc.	—	508,551	21,744	(20,669,709)	(15,419,939)	(36,089,648)

MOR-2

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at July 31, 2017

($ Whole)

	Cajun Acquisitions, LLC	Gulf Fleet Supply Vessels, L.L.C.	Hilliard Oil & Gas, Inc.	Java Boat Corporation	Pan Marine International Dutch Holdings, L.L.C.	Point Marine, L.L.C.
ASSETS
Current Assets:
Cash	—	—	—	—	—	—
Marketable Securities	—	—	—	—	—	—
Other Current Assets	—	(74,026)	—	—	—	369,315

Total Current Assets	—	(74,026)	—	—	—	369,315

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	—	61,449,853	—	—	—	33,827,346
Other Asset Accounts	—	—	—	—	—	—

Total Assets	—	61,375,827	—	—	—	34,196,661

LIABILITIES
Current Liabilities	—	(372,598)	—	—	—	(45,979)
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—
Other Liabilities	—	—	—	—	—	—

Total Liabilities	—	(372,598)	—	—	—	(45,979)

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	—	(276,775)	—	—	(100)	(1,100)
Additional Paid in Capital	—	(79,066,038)	—	—	—	(3,339,507)
Retained Earnings	—	(29,803,077)	—	1,052,750	—	(75,507,518)
Current Retained Earnings	—	55,315,592	—	305,599	—	57,293,618
Other Comprehensive Income	—	—	—	—	—	—
Interco Receivable (Payable)	—	(20,205,531)	—	(1,358,349)	100	(12,596,175)
Investment in Subsidiaries	—	13,014,249	—	—	—	—
Cumul. Currency Translation Adjustment	—	18,351	—	—	—	—
Other Equity	—	—	—	—	—	—

Total Equity & Intercompany Accounts	—	(61,003,229)	—	—	—	(34,150,682)

Total Liabilities and Shareholders Equity	—	(61,375,827)	—	—	—	(34,196,661)

Notes

1)	All information contained herein is unaudited and subject to future adjustment
2)	As a result of the commencement of these chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a chapter 11 plan of reorganization. The Bankruptcy Court authorized the Debtors to pay certain prepetition claims, including but not limited to, taxes and vendor claims. The Debtors have been paying and intend to continue to pay undisputed post-petition claims arising in the ordinary course of business.
3)	Currently, as set forth in the Debtors’ Plan of Reorganization, among the liabilities subject to compromise are bank debt and notes held at Tidewater Inc., a reserve for damages associated with the rejection of sale leaseback agreements and a reserve for the make whole provision on the notes.
4)	As it relates to the July 31, 2017 occurrence of the Effective Date of the Debtors’ confirmed plan of reorganization, journal entries to reflect reorganization items and fresh start accounting have not yet been posted as they are still pending approval at the time of this MOR
5)	The liability information is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as necessary and appropriate, but shall be under no obligation to do so. The Debtors have paid certain prepetition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments.

MOR-3

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at July 31, 2017

($ Whole)

	Quality Shipyards, L.L.C.	SOP Inc.	Tidewater Corporate Services, L.L.C.	Tidewater GOM, Inc.	Tidewater Inc.	Tidewater Marine Alaska, Inc
ASSETS
Current Assets:
Cash	—	—	—	—	75,493,976	—
Marketable Securities	—	—	—	—	345,032,071	—
Other Current Assets	210,060	—	—	—	10,854,045	—

Total Current Assets	210,060	—	—	—	431,380,092	—

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	—	—	—	79,966,941	4,707,675	—
Other Asset Accounts	—	—	—	—	18,727,467	—

Total Assets	210,060	—	—	79,966,941	454,815,234	—

LIABILITIES
Current Liabilities	(280,824)	—	—	—	(26,343,041)	—
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	(2,266,749,897)	—
Other Liabilities	—	—	—	—	(51,527,907)	—

Total Liabilities	(280,824)	—	—	—	(2,344,620,845)	—

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	(28,280)	—	—	—	(4,712,142)	(6,050)
Additional Paid in Capital	(25,139)	—	—	(100)	9,661,474	(16,296,604)
Retained Earnings	5,184,633	—	11,173	5,011,920	257,942,196	(7,329,334)
Current Retained Earnings	1,507	—	—	1,082,073	(146,402,697)	—
Other Comprehensive Income	—	—	—	—	370,356	—
Interco Receivable (Payable)	(5,061,957)	—	(11,173)	(86,060,834)	894,879,887	23,631,988
Investment in Subsidiaries	—	—	—	—	878,066,537	—
Cumul. Currency Translation Adjustment	—	—	—	—	—	—
Other Equity	—	—	—	—	—	—

Total Equity & Intercompany Accounts	70,764	—	—	(79,966,941)	1,889,805,611	—

Total Liabilities and Shareholders Equity	(210,060)	—	—	(79,966,941)	(454,815,234)	—

MOR-3

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at July 31, 2017

($ Whole)

	Tidewater Marine Fleet, LLC	Tidewater Marine Hulls, LLC	Tidewater Marine International Dutch Holdings, L.L.C.	Tidewater Marine Sakhalin, L.L.C.	Tidewater Marine Ships, LLC	Tidewater Marine Vessels, LLC
ASSETS
Current Assets:
Cash	—	—	—	—	—	—
Marketable Securities	—	—	—	—	—	—
Other Current Assets	352,152	169,911	—	—	5,508	203,196

Total Current Assets	352,152	169,911	—	—	5,508	203,196

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	154,060,064	110,940,330	—	—	83,256,965	148,677,829
Other Asset Accounts	—	—	—	—	—	—

Total Assets	154,412,216	111,110,241	—	—	83,262,473	148,881,025

LIABILITIES
Current Liabilities	(724,184)	(78,796)	—	—	—	(867,116)
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—
Other Liabilities	—	—	—	—	—	—

Total Liabilities	(724,184)	(78,796)	—	—	—	(867,116)

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	(100)	(100)	(100)	(1,000)	(100)	(100)
Additional Paid in Capital	—	—	—	—	—	—
Retained Earnings	(18,225,279)	(15,402,624)	—	—	(16,397,539)	(16,625,942)
Current Retained Earnings	13,023,472	1,777,096	—	—	26,964,902	7,642,843
Other Comprehensive Income	—	—	—	—	—	—
Interco Receivable (Payable)	(148,486,125)	(97,405,817)	100	1,000	(93,829,736)	(139,030,710)
Investment in Subsidiaries	—	—	—	—	—	—
Cumul. Currency Translation Adjustment	—	—	—	—	—	—
Other Equity	—	—	—	—	—	—

Total Equity & Intercompany Accounts	(153,688,032)	(111,031,445)	—	—	(83,262,473)	(148,013,909)

Total Liabilities and Shareholders Equity	(154,412,216)	(111,110,241)	—	—	(83,262,473)	(148,881,025)

MOR-3

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at July 31, 2017

($ Whole)

	Tidewater Marine Western, Inc.	Tidewater Marine, L.L.C.	Tidewater Mexico Holding, L.L.C.	Tidewater Subsea ROV, L.L.C.	Tidewater Subsea, L.L.C.	Tidewater Venture, Inc.
ASSETS
Current Assets:
Cash	—	1,407	—	—	—	—
Marketable Securities	—	—	—	—	—	—
Other Current Assets	—	10,114,004	—	220,815	549,867	—

Total Current Assets	—	10,115,411	—	220,815	549,867	—

Investment Accounts	—	—	—	—	—	—
Fixed Asset Accounts	—	5,447,530	—	9,072,653	—	—
Other Asset Accounts	—	30,462,903	—	—	—	—

Total Assets	—	46,025,844	—	9,293,468	549,867	—

LIABILITIES
Current Liabilities	250	(2,485,481)	—	—	(142,449)	—
Long Term Debt	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	—	—
Other Liabilities	—	—	—	—	—	—

Total Liabilities	250	(2,485,481)	—	—	(142,449)	—

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	—	—
Capital Stock	—	(1,100)	—	—	(100)	(100)
Additional Paid in Capital	—	(900)	(386,153)	—	—	—
Retained Earnings	(39,336,578)	(183,364,552)	3,762	16,865,974	19,092,609	296
Current Retained Earnings	—	105,752,577	—	236,321	214,420	—
Other Comprehensive Income	—	—	—	—	—	—
Interco Receivable (Payable)	39,337,328	4,838,879	(3,762)	(26,395,763)	(19,714,347)	(196)
Investment in Subsidiaries	(1,000)	29,234,733	386,153	—	—	—
Cumul. Currency Translation Adjustment	—	—	—	—	—	—
Other Equity	—	—	—	—	—	—

Total Equity & Intercompany Accounts	(250)	(43,540,363)	—	(9,293,468)	(407,418)	—

Total Liabilities and Shareholders Equity	—	(46,025,844)	—	(9,293,468)	(549,867)	—

MOR-3

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-3 BALANCE SHEETS

As at July 31, 2017

($ Whole)

	Twenty Grand (Brazil), L.L.C.	Twenty Grand Marine Service, L.L.C.	Zapata Gulf Marine L.L.C.	Total Debtor	Total Non-Debtor	Consolidated
ASSETS
Current Assets:
Cash	—	—	—	75,495,382	41,166,334	116,661,716
Marketable Securities	—	—	—	345,032,071	100,012,444	445,044,515
Other Current Assets	—	1,648,339	6,624,838	31,248,025	388,452,191	419,700,216

Total Current Assets	—	1,648,339	6,624,838	451,775,478	529,630,970	981,406,448

Investment Accounts	—	—	—	—	49,540,947	49,540,947
Fixed Asset Accounts	—	53,353,715	6,211,407	750,972,308	1,896,199,860	2,647,172,168
Other Asset Accounts	—	48,669,894	8,625,000	106,485,264	(13,911,133)	92,574,131

Total Assets	—	103,671,948	21,461,245	1,309,233,050	2,461,460,644	3,770,693,694

LIABILITIES
Current Liabilities	—	(173,599)	(1,575,652)	(33,089,469)	(233,013,240)	(266,102,709)
Long Term Debt	—	—	—	—	(80,233,158)	(80,233,158)
Liabilities Subject to Compromise	—	—	—	(2,266,749,897)	—	(2,266,749,897)
Other Liabilities	—	—	—	(51,527,907)	(11,991,614)	(63,519,521)

Total Liabilities	—	(173,599)	(1,575,652)	(2,351,367,273)	(325,238,012)	(2,676,605,285)

EQUITY & INTERCOMPANY ACCOUNTS
Noncontrolling Interest	—	—	—	—	(14,941,400)	(14,941,400)
Capital Stock	(1,000)	(2,210)	(8,373,053)	(13,403,510)	8,691,368	(4,712,142)
Additional Paid in Capital	—	(2,472,326)	(492,441,986)	(584,367,279)	417,499,829	(166,867,450)
Retained Earnings	—	(168,246,704)	166,835,076	(98,238,758)	(1,377,090,344)	(1,475,329,102)
Current Retained Earnings	—	67,737,378	221,701,676	412,646,377	144,934,203	557,580,580
Other Comprehensive Income	—	—	—	370,356	—	370,356
Interco Receivable (Payable)	1,000	1,562,480	54,988,153	369,080,440	(369,080,440)	—
Investment in Subsidiaries	—	(2,076,967)	37,404,541	956,028,246	(956,028,246)	—
Cumul. Currency Translation Adjustment	—	—	—	18,351	9,792,398	9,810,749
Other Equity	—	—	—	—	—	—

Total Equity & Intercompany Accounts	—	(103,498,349)	(19,885,593)	1,042,134,223	(2,136,222,632)	(1,094,088,409)

Total Liabilities and Shareholders Equity	—	(103,671,948)	(21,461,245)	(1,309,233,050)	(2,461,460,644)	(3,770,693,694)

MOR-3

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-4 Status of Post-Petition Taxes

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No.or EFT	Ending Tax Liability
See attached rider at MOR-4 Rider

MOR-4: SUMMARY OF UNPAID POST PETITION DEBTS

($ Whole)

		NUMBER OF DAYS PAST DUE
Debtor Name	Current	1-30	31-60	Over 60	Total
Tidewater Inc.	$1,684,070	$427,763	$—	$—	$2,111,833

Total	$1,684,070	$427,763	$—	$—	$2,111,833

Notes:

1)	Unpaid post-petition debts reflect open trade accounts payable to be paid for by Debtors on behalf of Debtors.

MOR-4

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

($ Whole)

	DAYS PAST INVOICE DATE
Debtor Name	0-30	31-60	Over 60	Total
Tidewater Inc.	$32,470	$(1,337)	$14,541	45,675
Tidewater Marine, LLC	5,341,901	86,776	1,293,909	6,722,585
Tidewater Subsea LLC	76,549	—	37,349	113,898
Twenty Grand Marine Service, L.L.C. (1)	0	0	1,525,486	1,525,486

Total Trade Accounts Receivable - Debtors	$5,450,920	$85,439	$2,871,285	$8,407,644

Notes:

1)	Primarily relates to disputed warranty claims.

MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (1)		X

Explanations for MOR-5: Debtor Questionnaire

1)	None required.

2)	In accordance with the Company’s cash management system, funds are disbursed in the normal course of business from accounts owned by both the debtors-in-possession and non-debtors.

3)	None required.

4)	None required.

5)	None required.

MOR-5

UNITED STATES BANKRUPTCY COURT

District of Delaware

In re: Tidewater Inc., et. al.	Case No. (Jointly Administered)	17-11132 (BLS)
Debtors	Reporting Period:	July 2017

	Federal Tax I.D. #	72-0487776

MOR-4 Rider: Payments of Taxes

($ Whole)

Debtor	Paying Entity	Payee	Type of Tax	Date Paid	Check # / Wire	Total Paid	Pre-petition	Post-petition
Tidewater Marine LLC	Tidewater Inc.	U.S. Treasury	FICA and FMHI	7/10/17	61036017791002	$47,158	$—	$47,158
Tidewater Marine LLC	Tidewater Inc.	U.S. Treasury	FICA and FMHI	7/17/17	61036019730346	826	—	826
Tidewater Marine LLC	Tidewater Inc.	U.S. Treasury	FICA and FMHI	7/24/17	61036018912565	43,455	—	43,455
Tidewater Marine LLC	Tidewater Inc.	U.S. Treasury	FICA and FMHI	7/31/17	61036016094566	769	—	769
Tidewater Inc	Tidewater Inc.	U.S. Treasury	FICA and FMHI	7/17/17	61036019730345	25,936	—	25,936
Tidewater Inc	Tidewater Inc.	U.S. Treasury	FICA and FMHI	7/31/17	61036016094565	27,343	—	27,343
Tidewater Inc	Tidewater Inc.	U.S. Treasury	FICA and FMHI	8/3/17	61036018877333	71,203	—	71,203

MOR-4 Rider